Income Taxes (Text Block)	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes [Text Block]
Income Taxes

The following table summarizes the provision (benefit) for U.S. federal, state, and foreign taxes on income from continuing operations:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Current:
Federal	$5,472	$10,486	$—
State and local	2,045	765	—
Foreign	9,898	22,715	20,392
Total current	17,415	33,966	20,392

Deferred:
Federal	17,861	7,216	(39,311)
State and local	(2,099)	3,340	(3,341)
Foreign	(37,265)	(31,743)	(28,118)
Total deferred	(21,503)	(21,187)	(70,770)

Change in valuation allowance	8,518	3,195	6,553
Total provision (benefit) for income taxes	$4,430	$15,974	$(43,825)

A reconciliation of income taxes at the U.S. federal statutory rate of 35% to the consolidated actual tax rate is as follows:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Income (loss) before income taxes
Domestic	$125,010	$173,032	$34,946
Foreign	(626,776)	(48,587)	(82,221)
Total income (loss) before income taxes	$(501,766)	$124,445	$(47,275)

Expected federal income tax provision (benefit)	$(175,618)	$43,556	$(16,546)
Asset impairments	207,054	—	—
Change in valuation allowance	8,518	3,195	6,553
Stock-based compensation	951	1,541	1,648
Foreign earnings	(19,222)	(14,986)	(18,224)
Tax credits	(6,877)	(9,746)	(23,224)
Uncertain tax positions, including interest and penalties	(3,996)	(10,242)	12,053
Change in tax rates	(1,522)	(1,428)	482
U.S. tax provision (benefit) of foreign branch income (loss)	(1,156)	333	(6,262)
State income tax provision (benefit), net of federal effect	(768)	1,968	(3,193)
U.S. tax provision on foreign earnings	—	279	7,932
Other, net	(2,934)	1,504	(5,044)
Total provision (benefit) for income taxes	$4,430	$15,974	$(43,825)

Our tax provision for 2011 and 2010 and tax benefit for 2009 reflect benefits associated with lower statutory tax rates on foreign earnings as compared with our U.S. federal statutory rate, foreign interest expense deductions and an election under U.S. Internal Revenue Code Section 338 with respect to our foreign acquisition in 2007. No foreign tax benefit was recorded for the goodwill impairment charge in 2011. During 2010 we de-recognized a reserve for an uncertain tax position due to a change in the method of depreciation for certain foreign subsidiaries. In 2009 we recorded a benefit for foreign tax credit carryforwards resulting from the election to claim foreign taxes as a credit instead of deductions on our 2007 and 2008 U.S. federal income tax returns.

Deferred tax assets and liabilities consist of the following:

	At December 31,
	2011	2010
	(in thousands)
Deferred tax assets
Loss carryforwards(1)	$61,330	$53,213
Accrued expenses	27,103	30,798
Warranty reserves	21,230	10,332
Tax credits(2)	17,481	46,801
Equity compensation	10,526	11,206
Depreciation and amortization	9,241	10,916
Pension plan benefits expense	6,677	6,897
Inventory valuation	4,252	5,254
Other deferred tax assets, net	2,654	4,162
Total deferred tax assets	160,494	179,579
Valuation allowance	(29,953)	(24,600)
Total deferred tax assets, net of valuation allowance	130,541	154,979

Deferred tax liabilities
Depreciation and amortization	(71,889)	(89,166)
Convertible debt	—	(19,844)
Tax effect of accumulated translation	(2,733)	(2,782)
Other deferred tax liabilities, net	(7,885)	(7,645)
Total deferred tax liabilities	(82,507)	(119,437)
Net deferred tax assets	$48,034	$35,542

(1)
For tax return purposes at December 31, 2011, we had U.S. federal loss carryforwards of $29.8 million that expire during the years 2020 through 2026. The remaining portion of the loss carryforwards are composed primarily of losses in various foreign jurisdictions. The majority of these losses can be carried forward indefinitely. At December 31, 2011, there was a valuation allowance of $30.0 million primarily associated with foreign loss carryforwards.

(2)
For tax return purposes at December 31, 2011, we had: (1) federal and state research and development tax credits of $28.1 million, which begin to expire in 2020; (2) alternative minimum tax credits of $2.5 million that are carried forward indefinitely; and (3) foreign tax credits of $4.9 million, which begin to expire in 2019.

We record valuation allowances to reduce deferred tax assets to the extent we believe it is more likely than not that a portion of such assets will not be realized. In making such determinations, we consider all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies, and our ability to carry back losses to prior years. We are required to make assumptions and judgments about potential outcomes that lie outside management’s control. Our most sensitive and critical factors are the projection, source, and character of future taxable income. Although realization is not assured, management believes it is more likely than not that deferred tax assets, net of valuation allowance, will be realized. The amount of deferred tax assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward periods are reduced or current tax planning strategies are not implemented.

Our deferred tax assets at December 31, 2011 do not include the tax effect on $53.9 million of excess tax benefits from employee stock plan exercises. Common stock will be increased by $20.4 million when such excess tax benefits reduce cash taxes payable.

We do not provide U.S. deferred taxes on temporary differences related to our foreign investments that are considered permanent in duration. These temporary differences consist primarily of undistributed foreign earnings of $42.1 million and $21.3 million at December 31, 2011 and 2010, respectively. Foreign taxes have been provided on these undistributed foreign earnings. Determination of the amount of any unrecognized deferred income tax liability on these temporary differences are not practicable because of the complexities of the hypothetical calculation.

We are subject to income tax in the United States and numerous foreign jurisdictions. Significant judgment is required in evaluating our tax positions and determining our provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. We establish reserves for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when we believe that certain positions might be challenged despite our belief that our tax return positions are fully supportable. We adjust these reserves in light of changing facts and circumstances, such as the outcome of tax audits. The provision for income taxes includes the impact of reserve positions and changes to reserves that are considered appropriate.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Unrecognized tax benefits at January 1, 2009	$37,644
Gross increase to positions in prior years	8,958
Gross decrease to positions in prior years	(4,360)
Gross increases to current period tax positions	5,471
Audit settlements	(2,032)
Effect of change in exchange rates	525
Unrecognized tax benefits at December 31, 2009	$46,206

Gross increase to positions in prior years	2,037
Gross decrease to positions in prior years	(11,700)
Gross increases to current period tax positions	13,743
Audit settlements	(2,049)
Decrease related to lapsing of statute of limitations	(4,002)
Effect of change in exchange rates	(2,060)
Unrecognized tax benefits at December 31, 2010	$42,175

Gross increase to positions in prior years	2,132
Gross decrease to positions in prior years	(16,603)
Gross increases to current period tax positions	1,866
Audit settlements	(1,871)
Decrease related to lapsing of statute of limitations	(2,888)
Effect of change in exchange rates	(74)
Unrecognized tax benefits at December 31, 2011	$24,737

	At December 31,
	2011	2010	2009
	(in thousands)
The amount of unrecognized tax benefits that, if recognized, would affect our effective tax rate	$24,451	$30,832	$46,206

We classify interest expense and penalties related to unrecognized tax liabilities and interest income on tax overpayments as components of income tax expense. The net interest and penalties expense (benefit) recognized is as follows:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Net interest and penalties expense (benefit)	$(795)	$498	$1,476

	At December 31,
	2011	2010
	(in thousands)
Accrued interest	$3,781	$4,403
Accrued penalties	2,766	3,233

We believe it is reasonably possible that our unrecognized tax benefits may decrease by approximately $10.5 million within the next twelve months due to the expiration of the statute of limitations, and completion of examinations by taxing authorities. At December 31, 2011, we are not able to reasonably estimate the timing of future cash flows relating to our uncertain tax positions.

We file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. We are subject to income tax examination by tax authorities in our major tax jurisdictions as follows:

Tax Jurisdiction	Years Subject to Audit
U.S. federal	Subsequent to 1998
France	Subsequent to 2008
Germany	Subsequent to 2005
Spain	Subsequent to 2005
United Kingdom	Subsequent to 2005